EXHIBIT 99.1


[MOTIENT LOGO]

October 6, 2005

James D. Dondero
Highland Capital Management, L.P.
1300 Two Galleria Tower
13455 Noel Rd., LB 45
Dallas, TX  75240

Dear Jim:

The Audit Committee of Motient's Board of Directors and its independent special counsel have concluded their investigation regarding your concerns about various members of Motient's current and former board, certain members of management, and certain consultants and advisors. The Committee took your allegations against the Company and the other parties very seriously, despite the fact that you did not present any meaningful evidence to substantiate your concerns either prior to, or subsequent to, the commencement of this investigation. Among other things, the Committee retained independent special counsel and, since July 2005, has distributed written information requests to various individuals, conducted personal follow-up interviews, and collected documentary and other evidence from Motient. Having now concluded its investigation, the Committee has determined that your allegations were and are completely unfounded; specifically, it found no evidence during the course of its investigation that could reasonably lead to the conclusion that any of your allegations had merit.

We would also remind you that, as a director of Motient, you owe all Motient shareholders a duty to act, at all times, loyally, with due care and in good faith to promote the best interests of those shareholders, and may not place your own interests or those of your affiliates ahead of your duties as a Motient director. In this regard, your inaccurate, baseless, and unsubstantiated charges against Motient, your fellow directors and Motient's officers and advisors, and your unsupportable disparaging comments concerning Motient's business and assets are inconsistent with your duties as a director of Motient.(1) If you continue to take actions detrimental to Motient and its shareholders, the Board will be forced to take steps to protect Motient and its shareholders, and the Board expressly reserves its rights in this regard.

Given your public statements expressing your desire to maintain shareholder value, we hope, in light of the Committee's findings, that you will now promptly dismiss your various lawsuits to avoid further wasting of corporate assets and destruction of shareholder value by forcing Motient and its directors and officers to spend time, energy, and resources investigating your unsubstantiated claims and defending against your suits, rather than carrying out the business of Motient.

-----------------------------------
(1) As a reminder, when the company requests you to disclose to it litigation that you or your affiliates have been involved in, please note that your duty of honesty requires you to disclose all such litigation. We have noticed that you or your affiliates (including Highland) have been involved in far more lawsuits than you previously reported. Please see Exhibit A for a list of representative cases, which is by no means comprehensive.

In addition, we urge you to correct all inaccurate statements and factual errors you have publicly made regarding Motient. Here are a few examples of such inaccuracies, but this list is by no means exhaustive:

     1. Contrary to your assertions, MSV does, in fact, have audited financial statements (audited by a Big Four accounting firm). These financial statements are publicly available in Motient's most recent 10-K, which you signed.
     2. Contrary to your contention, MSV does, in fact, have access to the public markets other than through Motient. Motient is not the only public investor in MSV.
     3. Highland and its affiliates do not, in fact, "own approximately 14% of the outstanding Common Stock of Motient Corporation." Highland owns far less than 14% of Motient's outstanding common stock, and a substantial portion of Highland's ownership used in that calculation seems to include securities that are not outstanding common stock, such as preferred stock and warrants.
     4. Motient's board did, in fact, discuss the proposed acquisition of MSV and TerreStar and authorized management to bring a final deal to the full board for their approval. Although you declined to attend these meetings, you did receive written materials and even sent a representative to observe the meeting. As you know, the securities laws restrict our ability to discuss this transaction any further in this forum. Motient's shareholders will have the opportunity to fully review the matter, however, in the event that the board approves the transaction and consequently submits the deal to the shareholders for their approval.

On a final note, the nominating committee reports that you have not cooperated with them in their requests for information concerning your conversations with Motient stockholders in which you may have disclosed material, non-public information that you obtained in your role as a member of Motient's board of directors. The other members of the board and management participated in the audit committee investigation instigated at your request, and we expect a similar level of cooperation from you with the nominating committee. Given certain third-party claims made against you regarding your desire or intent to misuse confidential inside information (see, e.g., Joshua Wheelock v. Highland Capital Management, LP and James Dondero, Case No. 04cv09289, filed in the United States District Court for the Southern District of New York), the nominating committee would like to resolve this matter as soon as possible and your full cooperation is required to do so. In any event, we would advise you not to share any undisclosed transaction information with third-parties. We also caution our investors not to potentially hinder their trading capabilities by taking any meeting with you where material nonpublic information may be shared.

                                            Sincerely,


                                            Motient Corporation

cc:      Board of Directors, Motient Corporation


                                                       300 KNIGHTSBRIDGE PARKWAY
                                               LINCOLNSHIRE, ILLINOIS 60069-3625
                                                              PHONE 847.478.4200
                                                                FAX 847.478.4810

                                    EXHIBIT A

-------------------------------------------------------------------------------------------------------------------------------
    No.                         Name                                  Case No.          Location                  Date Filed
-------------------------------------------------------------------------------------------------------------------------------
1.           American Express v. James Dondero                   02-01218-E         Dallas Co. Court at Law,   1/28/2002
                                                                                    TX
-------------------------------------------------------------------------------------------------------------------------------
2.           Anthony H.N. Schnelling, as Trustee of the          04mc00096          N.D. Tex., TX              11/12/2004
             Bankruptcy Estate of Epic Restorts LLC v.
             Prudential Securities
-------------------------------------------------------------------------------------------------------------------------------
3.           Bank of America,N.A. v. The Bank of New York Co.,   04-053890          D. Del., DE. (adversary)   6/9/2004
             Inc.
-------------------------------------------------------------------------------------------------------------------------------
4.           Charlesbank Partners LLC v. Highland Capital        05-02015           S.D. Tex, TX (adversary)   2/19/2005
             Management L.P.
-------------------------------------------------------------------------------------------------------------------------------
5.           Daniel Jara v. Highland Capital Management          04-11790           Dallas Co. District        11/22/2004
             Services, Inc.                                                         Court, TX
-------------------------------------------------------------------------------------------------------------------------------
6.           Dondero v. American Express TRS                     0504896D           Dallas Co. District        4/19/2005
                                                                                    Court, TX
-------------------------------------------------------------------------------------------------------------------------------
7.           Dondero v. Jackson                                  9802681B           Dallas Co. District        03/17/1998
                                                                                    Court, TX
-------------------------------------------------------------------------------------------------------------------------------
8.           Dondero v. Lien Ho Van Nlim Tran                    LS 1156            LA County, CA              02/25/1991
-------------------------------------------------------------------------------------------------------------------------------
9.           Dondero v. Refco Sec. Inc.                          00:mc:00037        N.D. Tex., TX              4/28/2000
-------------------------------------------------------------------------------------------------------------------------------
10.          Freeport Partners LLC v. John J. Arlotta            601733/04          Supreme Court of New       6/14/2004
                                                                                    York, NY
-------------------------------------------------------------------------------------------------------------------------------
11.          General Electric Capital Corp. v. Trussway          2:2005cv0046       S.D. Tex., TX              1/31/2005
             Industries
-------------------------------------------------------------------------------------------------------------------------------
12.          General Electric Capital Corp. v. Trussway          2:2005cv0084       S.D. Tex., TX              2/17/2005
             Industries
-------------------------------------------------------------------------------------------------------------------------------
13.          Harch Capital Management, Highland Capital          99-cv-1350         S.D. Fla., FL              05/12/1999
             Management v. Skandinaviska Enskilda Banken AB
-------------------------------------------------------------------------------------------------------------------------------
14.          Heilig-Meyers Co. v. Wachovia Bank                  02-6158            E.D. Va., VA (adversary)   7/29/2002
-------------------------------------------------------------------------------------------------------------------------------
15.          Highland Capital Management v. Carlyle Partners     04C-06-068         New Castle County, DE      06/04/2004
             II LP
-------------------------------------------------------------------------------------------------------------------------------
16.          Highland Capital Management v. Chesapeake Energy    4:2004cv00787      S.D. Tex., TX              2/27/2004
             Co.
-------------------------------------------------------------------------------------------------------------------------------
17.          Highland Capital Management v. Ernst & Young        5L 8372            Cook County, IL            7/29/2005
-------------------------------------------------------------------------------------------------------------------------------
18.          Highland Capital Management v. Ernst & Young and    03-04530-K         Dallas Co. District        5/19/2003
             TC Group, L.L.C. d/b/a The Carlyle Group, L.P.                         Court, TX
-------------------------------------------------------------------------------------------------------------------------------
19.          Highland Capital Management v. Financial Tracking   05-04050-I         Dallas Co. District        4/26/2005
             Technologies, LLC                                                      Court, TX
-------------------------------------------------------------------------------------------------------------------------------
20.          Highland Capital Management v. GE On Wing           02-cv-02771-       E.D.N.Y.                   05/08/2002
             Support, Inc.                                       RJD-MDG
-------------------------------------------------------------------------------------------------------------------------------
21.          Highland Capital Management v. Global Aerospace     02-cv-09360        S.D.N.Y.                   11/22/2002
             Underwriting Managers Ltd.
-------------------------------------------------------------------------------------------------------------------------------
22.          Highland Capital Management v. Grant Thornton LLP   02-1499-E          Dallas Co. District        2/15/2002
                                                                                    Court, TX
-------------------------------------------------------------------------------------------------------------------------------
23.          Highland Capital Management v. KPMG, LLP            03-5643-B          Dallas Co. District        6/4/2003
                                                                                    Court, TX
-------------------------------------------------------------------------------------------------------------------------------
24.          Highland Capital Management v. Moll Industries      03-05021-rbk       W.D. Tex.                  02/19/2003
                                                                                    (adversary)
-------------------------------------------------------------------------------------------------------------------------------
25.          Highland Capital Management v. Prudential           03-01019-J         Dallas Co. District        1/31/2003
             Securities Inc.                                                        Court, TX
-------------------------------------------------------------------------------------------------------------------------------
26.          Highland Capital Management v. Ryder Scott Company  04-03708           S.D. Tex., TX              08/24/2004
                                                                                    (adversary)
-------------------------------------------------------------------------------------------------------------------------------
27.          Highland Capital Management v. Schneider            02-CV-08098-       S.D.N.Y, NY                10/11/2002
                                                                 PKL-GWG
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
    No.                         Name                                  Case No.          Location                  Date Filed
-------------------------------------------------------------------------------------------------------------------------------
28.          Highland Capital Management v. Scott P. Peltz, as   4:2005cv00957      E.D. Mo, MO                6/14/2005
             Chapter 11 Plan Administrator for BIS
             Administration, Inc.
-------------------------------------------------------------------------------------------------------------------------------
29.          Highland Capital Management, L.P. v. Seven Seas     4:2005cv01073      S.D. Tex., TX              3/29/2005
             Petrolem Inc.
-------------------------------------------------------------------------------------------------------------------------------
30.          Highland Capital Management, L.P. v. Seven Seas     4:2005cv01104      S.D. Tex., TX              4/1/2005
             Petrolem Inc.
-------------------------------------------------------------------------------------------------------------------------------
31.          Highland Capital Management v. Thomas H. Lee        1:03cv440-GMS      D. Del, DE                 4/29/2003
-------------------------------------------------------------------------------------------------------------------------------
32.          Highland Capital Management v. Votis                04-05053-rbk       W.D. Tex., TX              04/05/2004
                                                                                    (adversary)
-------------------------------------------------------------------------------------------------------------------------------
33.          Highland Capital Management v. Welsh Carson         03-04662           E.D. Mo.                   09/24/2002
             Anderson & Stowe                                                       (adversary)
-------------------------------------------------------------------------------------------------------------------------------
34.          Highland Capital Management v. Welsh Carson         03-04662           E.D. Mo., MO (adversary)   7/3/2003
             Anderson & Stowe
-------------------------------------------------------------------------------------------------------------------------------
35.          Highland Legacy Ltd v. Singer, et al.               1566-N             New Castle County, DE      8/16/2005
-------------------------------------------------------------------------------------------------------------------------------
36.          In re James Dondero                                 3:00mc037          N.D. Tex, TX               4/28/2000
-------------------------------------------------------------------------------------------------------------------------------
37.          Jefferies & Co., Inc. v. Highland Capital           99-05387           Dallas Co. District        7/16/1999
             Management, L.P.                                                       Court, TX
-------------------------------------------------------------------------------------------------------------------------------
38.          Joshua Wheelock v. Highland Capital Management,     04cv09289          S.D.N.Y. (Foley Square),   11/24/2004
             LP and James Dondero                                                   NY
-------------------------------------------------------------------------------------------------------------------------------
39.          Moll Industries, Inc. and Highland Capital          04-5053-K          W.D. Tex., TX              4/5/2004
             Management, L.P. v. George T. Votice                                   (adversary)
-------------------------------------------------------------------------------------------------------------------------------
40.          Official Committee of Unsecured Creditors of        04-01083           S.D.N.Y, NY                1/20/2004
             Galey & Lord, Inc. v. Wachovia Securities, Inc.
             as Agent for Pre-petition Lenders, Highland
             Capital Management, L.P., GE Capital, Barclays
             Bank Plc., Barclays and Sun Trust Bank
-------------------------------------------------------------------------------------------------------------------------------
41.          PAM Capital Funding, Highland Legacy Ltd. v. BBC    0200423L           Dallas Co. District        1/16/2002
             Distribution LLC                                                       Court, TX
-------------------------------------------------------------------------------------------------------------------------------
42.          PAM Capital Funding, Highland Legacy, Ltd. v.       0302248I           Dallas Co, District        03/13/2003
             Banks Corporation                                                      Court, TX
-------------------------------------------------------------------------------------------------------------------------------
43.          Pam Capital Funding, Highland Legacy, Ltd. v.       02-04024-bjh       N.D. Tex., TX              02/15/2003
             National Gypsum Co. (adversary)
-------------------------------------------------------------------------------------------------------------------------------
44.          Pam Capital Funding, Highland Legacy Ltd. v. New    03-04181-bjh       N.D. Tex., TX              04/09/2003
             NGC, Inc.                                                              (adversary)
-------------------------------------------------------------------------------------------------------------------------------
45.          Richard Haskell v. Goldman, Sachs & Co.             04-53375           D. Del., DE (adversary)    5/3/2004
-------------------------------------------------------------------------------------------------------------------------------
46.          Richard C. Jakob v. Highland Capital Management,    03-12313-D         Dallas Co. District        11/20/2003
             L.P. and Strand Advisors, Inc. Court, TX
-------------------------------------------------------------------------------------------------------------------------------
47.          SAVVIS Communications Corp. v. Highland Capital     02-04345           E.D. Missouri              11/25/2002
             Management, L.P. (adversary), MO
-------------------------------------------------------------------------------------------------------------------------------
48.          Thomas H. Lee v. Highland Capital Management        02-05951-RTL       D. Del, DE. (adversary)    10/16/2002
-------------------------------------------------------------------------------------------------------------------------------
49.          Thomas H. Lee v. Highland Capital Management        1:03cv441-GMS      D. Del., DE                4/29/2003
-------------------------------------------------------------------------------------------------------------------------------
50.          Thomas Schutze v. Fin. Computer Software, L.P.      04cv0276           N.D. Tex., TX
-------------------------------------------------------------------------------------------------------------------------------
51.          In the Matter of Tradewinds Financial Corp. v.      99cv2268           S.D.N.Y, NY
             REFCO Securities, Inc.
-------------------------------------------------------------------------------------------------------------------------------
52.          In re Video Update, Inc.                            1:2002cv01370      D. Del., DE                8/9/2002
-------------------------------------------------------------------------------------------------------------------------------
53.          Welsh Carson Anderson & Stowe v. Highland Capital   03-04577-293       E.D. Mo., MO               5/8/2003
             Management
-------------------------------------------------------------------------------------------------------------------------------